UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

CITIBANK CREDIT CARD ISSUANCE TRUST
(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE	333-131355-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I
(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK	333-131355-03	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-131355	46-0358360
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

701 East 60th Street, North Sioux Falls, South Dakota	57117
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant's telephone number, including area code: (605) 331-2626
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 15, 2007, Citibank Credit Card Issuance Trust issued additional Notes of the Citiseries tranche entitled Floating Rate Class 2006-A8 Notes of December 2016 (Legal Maturity Date December 2018) in the principal amount of $500,000,000. The terms of the additional Class 2006-A8 Notes are set forth in the Terms Document dated February 15, 2007 and attached hereto as Exhibit 4.1. On February 15, 2007, Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., delivered a legality opinion with respect to the additional Class 2006-A8 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the additional Class 2006-A8 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture dated as of September 26, 2000, as amended by Amendment No. 1 thereto dated as of November 14, 2001, each between the issuance trust and Deutsche Bank Trust Company Americas, as trustee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1
Terms Document dated February 15, 2007 with respect to the additional Class 2006-A8 Notes (including the form of note attached as Exhibit A thereto and the interest rate swap agreement attached as Exhibit B thereto)

Exhibit 5.1	Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., with respect to legality of the additional Class 2006-A8 Notes

Exhibit 8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the additional Class 2006-A8 Notes

Exhibit 23.1	Consent of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK (SOUTH DAKOTA),
NATIONAL ASSOCIATION,
as Depositor of Citibank Credit Card Issuance Trust
and Citibank Credit Card Master Trust I
(Registrant)

By: /s/ Douglas C. Morrison
----------------------------------------
Douglas C. Morrison
Vice President

Dated: February 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Terms Document dated February 15, 2007 with respect to the additional Class 2006-A8 Notes (including the form of note attached as Exhibit A thereto and the interest rate swap agreement attached as Exhibit B thereto)

5.1	Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., with respect to legality of the additional Class 2006-A8 Notes

8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the additional Class 2006-A8 Notes

23.1	Consent of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)